INCOME TAXES - Schedule Of Reconciliation Between The Income Taxes Expense (Benefit) Computed By Applying PRC Tax Rate To Income (Loss) Before Income Taxes And Actual Provision For Income Taxes (Details) - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
INCOME TAXES
Loss before provision of income tax	$ (99,996)	$ (146,504)	$ (42,757)
PRC statutory income tax rate (as a percent)	25.00%	25.00%	25.00%
Income tax at statutory tax rate	$ (24,999)	$ (36,626)	$ (10,689)
Taxable deemed interest income from inter-company interest-free loans	2,218	6,406	7,288
Non-deductible expenses	21,222	30,016	4,469
Non-taxable income from fair value change gain of contingent consideration	(21,564)		0
Other non-taxable income	(3,200)		0
Effect of income tax rate differences in jurisdictions other than the PRC	4,327	10,660	709
Effect of tax holidays	305	(53)	570
Changes in valuation allowance	21,715	(553)	2,132
Income tax expenses	$ 24	$ 9,850	$ 4,479